INTELECT COMMUNICATIONS SYSTEMS LIMITED
                                 INTELECT, INC.

                OFFER TO PURCHASE THE FIVE YEAR SIX PERCENT (6%)
                    SUBORDINATED DEBENTURES OF INTELECT, INC.
                      FOR AN AGGREGATE OF 170,000 SHARES OF
                        COMMON STOCK, $.01 PAR VALUE, OF
                     INTELECT COMMUNICATIONS SYSTEMS LIMITED
                       AND THE PAYMENT OF CERTAIN AMOUNTS
                      IN LIEU OF ISSUING FRACTIONAL SHARES


                                                                                     September 6, 1996

TO:      The  Following  Holders  of  Intelect,  Inc.  5 Year Six  Percent  (6%)
         Subordinated Debentures (the "Debenture Holders"):

         Thomas R. Moore, Trustee                                      Bharat Kinariwala
         Lucille M. Moore, Trustee                                     Rheinhold A. Sundeen, M.D., Inc.
         Dole Food Company, Inc.                                       Joe M. Chow and Marian K. Chow
         Richard G. Grey                                               Jeannette A. Bullis
         National Securities and Investments, Inc.                     Eleanor Fleming
         Franklin Tokioka                                              Jeanne Scott
         Philip J. Daunton and Nancy G. Daunton                        Carolyn Walters
         Christopher J. Stevens                                        Willis E. Hoff and Ahila D. Hoff
         Dickey Company, Nominee for                                   William H. Barkhurst and Karelyn B. Barkhurst
         Richard F. Jobe, M.D., Trustee
         Leo Luther Bass                                               William H. Barkhurst
         Charles J. Hartman                                            Edwin Ducayet
         John J. Jaquette, Trustee                                     Thomas R. Howes
         Edmund M. Keating                                             Eric J. Robson
         Macario Q. Laygui and Julita A. Laygui                        Shoeb Javed
         Norma Jean Feaster                                            Toni Willems
         Kenneth G. Neifert and Ayako Neifert

Ladies and Gentlemen:

         Intelect Communications Systems Limited ("ICSL") and Intelect, Inc. ("Intelect"), hereby offer to purchase, on or before 5:00 P.M., October 7, 1996, all of those certain 5 Year Six Percent (6%) Subordinated Debentures of Intelect dated June 29, 1995 (the "Debentures") issued pursuant to that certain Option Agreement (the "Option Agreement") dated March 31, 1995, by and among the Debenture Holders, ICSL (formerly known as Challenger International, Ltd.), and Intelect, in consideration of the issuance by ICSL of an aggregate of 170,000 Common Shares, $.01 par value, of ICSL (the "Shares"), and the payment to the Debenture Holders of certain amounts in lieu of issuing fractional shares (with the aggregate of all such amounts totaling $156.19 (the "Fractional Share Payments")), such Shares and Fractional Share Payments to be allocated to the Debenture Holders pro rata in accordance with their percentage ownership of all of the Debentures issued pursuant to the Option Agreement, all of which shall be subject to the terms of this Offer (the "Offer").

         This Offer is being made contingent upon all of the Debenture Holders surrendering to Intelect (as instructed herein) all (100%) of the Debentures and executing and delivering to Intelect (as instructed herein) the Release and the Letter of Transmittal enclosed with this Offer (the "Required Amount"). In the event less than the Required Amount is tendered, Intelect and ICSL reserve the right to withdraw this Offer.

         THE TERMS OF THIS OFFER HAVE NOT BEEN REVIEWED OR APPROVED IN ANY WAY BY THE SECURITIES COMMISSIONER OF ANY STATE OR THE SECURITIES AND EXCHANGE COMMISSION. THIS OFFER DOES NOT CONSTITUTE AN OFFER OR SOLICITATION BY ANYONE IN ANY JURISDICTION IN WHICH SUCH OFFER OR SOLICITATION IS NOT AUTHORIZED, OR TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER OR SOLICITATION.

EXPIRATION DATE

         This Offer will expire (the "Expiration Date") at 5:00 P.M., Central Daylight Savings Time on October 7, 1996, or at that hour on any later date to which the Offer may be extended by Intelect and ICSL.

PROCEDURES FOR TENDERING DEBENTURES

         Proper Tender of Debentures. For Debentures to be validly tendered pursuant to the Offer you as a Debenture Holder must deliver the following documents to the person and place set forth below to be held in trust until the Required Amount is received:

         1.       The original Debenture issued in your name;

         2. The enclosed Letter of Transmittal, duly executed by the registered owner of the Debenture;

         3. The enclosed Release in Consideration of Exchange of Property (the "Release"), duly executed by the registered owner of the Debenture. The enclosed Release states the amount of the Shares to be received by you and the amount of cash to be paid to you in lieu of issuing fractional shares;

         4. If required, the enclosed Substitute Form W-9 (see the enclosed Instructions).


         These documents must be delivered on or before the Expiration Date to:

                  Intelect, Inc.
                  c/o Ryan & Sudan, L.L.P.
                  Two Houston Center, Suite 3900
                  909 Fannin
                  Houston, Texas 77010
                  Attention:  Robert C. Beasley

         These documents may be delivered via the enclosed addressed envelope.

         These documents will be held in trust by Ryan & Sudan, L.L.P. until receipt of all (100%) of the Debentures and the executed Releases and Letters of Transmittal signed by all of the Debenture Holders. In the event the Required Amount is not received by the Expiration Date (unless the Company and ICSL otherwise direct Ryan & Sudan, L.L.P. that they elect to proceed with the Offer in the absence of receiving the tender of 100% of the Debentures, Releases, and Letters of Transmittal) Ryan & Sudan, L.L.P. will immediately return to you the Debenture you surrendered, the Letter of Transmittal executed by you, and the Release executed by you.

ISSUANCE AND REGISTRATION OF SHARES

         Upon the terms and subject to the conditions of this Offer, including receipt of the Required Amount pursuant to the terms of this Offer, ICSL will:
(1) issue to each Debenture Holder the amount of shares of its Common Stock as is set forth in the Release executed by such Debenture Holder and deliver a certificate to such Debenture Holder representing such shares; (2) commence registration of such shares with the Securities and Exchange Commission pursuant to a Form S-3 Registration Statement; and (3) pay to each Debenture Holder by check that amount of Fractional Share Payment as is set forth in the Release executed by such Debenture Holder.

         ICSL will pay the expenses incurred by ICSL in connection with the registration of the Shares, including all registration and filing fees (including all expenses incident to filing with the National Association of Securities Dealers, Inc.), printing expenses, fees and disbursements of ICSL's counsel and independent certified public accountant, and the expense of qualifying such Shares under state blue sky laws, if any. However, all underwriting expenses incurred by the Debenture Holders (if any), including discounts and commissions, shall be borne by such Debenture Holders. The
Debenture Holders may be required to provide information concerning the Debenture Holders necessary to complete the Registration Statement,






and accordingly, as set forth in the Letter of Transmittal, the Debenture Holders agree to complete and return any documents (including questionnaires) necessary to enable ICSL to complete the Registration Statement.







         ICSL will pay all stock transfer taxes, if any, payable on the issuance of the Shares pursuant to the Offer; provided, however, that if issuance of the Shares is to be made to any person other than the Debenture Holder, the Debenture Holder will be responsible for such taxes.

         FEDERAL INCOME TAX BACKUP WITHHOLDING. To prevent federal income tax backup withholding equal to 31% of the gross cash payments in lieu of fractional shares made pursuant to the Offer, each Debenture Holder who does not otherwise establish an exemption from such withholding must notify ICSL of such shareholder's correct taxpayer identification number (which in the case of an individual is their social security number), or certify that such taxpayer is awaiting a taxpayer identification number, and provide certain other information by completing the enclosed Substitute Form W-9 (see the enclosed Instruction Letter).

         ICSL MAY BE REQUIRED TO WITHHOLD AND REMIT TO THE INTERNAL REVENUE SERVICE (THE "IRS"), 31% OF THE GROSS PROCEEDS PAID TO ANY TENDERING DEBENTURE HOLDER WHO FAILS TO COMPLETE FULLY AND SIGN THE SUBSTITUTE FORM W-9 INCLUDED WITH THIS LETTER.

CONDITIONS OF THE OFFER

         NO PARTIAL PURCHASES. Intelect and ICSL will not accept a tender of a portion of a Debenture. Therefore, if a Debenture Holder tenders his or her Debenture, they must tender all of their Debenture in order for there to be a valid tender and in order for them to receive the Shares.

         WITHDRAWAL OF OFFER. The Offer is contingent on Intelect and ICSL receiving all of the Debentures, together with the Letters of Transmittal and Releases executed by the Debenture Holders (the "Required Amount"). Intelect and ICSL reserve the right to withdraw this Offer if less than the Required Amount is tendered, or if, in Intelect's or ICSL's sole discretion, it would be inadvisable to proceed with the Offer (including, without limitation, if the filing of the Registration Statement would materially and adversely affect the business or prospects of ICSL or Intelect in view of the disclosures that may be required). In such case, the Debentures, the Letters of Transmittal, and the Releases will be immediately returned to the respective Debenture Holders.

                                       INTELECT, INC.

                                       /s/ Herman M. Frietsch
                                       -----------------------------------------
                                       Herman M. Frietsch, Chairman of the Board




                                       INTELECT COMMUNICATIONS SYSTEMS
                                       LIMITED

                                       /s/ Herman M. Frietsch
                                       -----------------------------------------
                                       Herman M. Frietsch, Chairman of the Board